Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED

SENIOR MANAGEMENT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED SENIOR MANAGEMENT AGREEMENT (this “Amendment”) is made and entered into as of March 21, 2005 by and among Syniverse Holdings, Inc., a Delaware corporation (the “Company”), Syniverse Technologies, Inc., a Delaware corporation (“Employer”), G. Edward Evans (“Executive”), GTCR Fund VII, L.P., a Delaware limited partnership (“GTCR Fund VII”), GTCR Fund VII/A, L.P., a Delaware limited partnership (“GTCR Fund VII/A”), GTCR Capital Partners, L.P., a Delaware limited partnership (“GTCR Capital Partners”) and GTCR Co-Invest, L.P., a Delaware limited partnership (“Co-Invest”, and together with GTCR Fund VII, GTCR Fund VII/A and GTCR Capital Partners, the “Investors”). Reference is made to that certain Amended and Restated Senior Management Agreement (the “Agreement”) made and entered into as of February 19, 2005 by and among the Company, Employer, Executive and the Investors. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

WHEREAS, in executing the Agreement, the Company, Employer, Executive and the Investors had originally intended that Executive’s unvested shares of Carried Common would become fully vested on February 14, 2006;

WHEREAS, the Agreement incorrectly set forth that Executive’s unvested shares of Carried Common would become fully vested on February 14, 2007;

NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:

Section 1. Amendment of Agreement. The Agreement is hereby amended as follows: Section 2(a) of the Agreement is hereby amended to read in its entirety as follows:

(a) 2,058,977 of the Carried Common issued to executive in respect of the Common Units that have vested pursuant to the Prior Agreement will be vested when issued and the remaining 514,745 shares of Carried Common shall be subject to vesting in the manner specified in this Section 2. The Co-Invest Shares acquired by Executive shall be vested when issued. Except as otherwise provided in Section 2(b) and (c) below, 25% of the remaining Carried Common will become vested on each Quarter Date such that on February 14, 2006 the Carried Common will be 100% vested, in each case, however, if and only if as of each such Quarter Date Executive has been continuously employed by the Company, Employer or any of their respective Subsidiaries from the date of this Agreement through and including such Quarter Date.

Section 2. Effectiveness. This Amendment shall be effective and binding upon execution hereof by the Company, Employer, Executive and the Investors.

Section 3. Miscellaneous.

3.1. Complete Agreement. This Amendment, the Agreement (as amended hereby), and the other agreements referred to herein and therein embody the complete agreement and understanding of the parties hereto with respect to the subject matter hereof, and terminate, supersede, and preempt any prior understandings, agreements, or representations, written or oral, which may have related to the subject matter hereof in any way.

3.2. Consent to Amendments. The provisions of this Amendment may be amended, modified or waived only with the prior written consent required under Section 12(h) of the Agreement.

3.3. Incorporation by Reference. Sections 11, 12(c), 12(d), 12(e), 12(f), 12(g), 12(m), 12(n) and 12(q) of the Agreement are hereby incorporated by reference and shall have full force and effect with respect to this Amendment as if they were set forth herein in their entirety.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Amended and Restated Senior Management Agreement as of the date first written above.

SYNIVERSE HOLDINGS, INC.

By:	/s/ Raymond L. Lawless
Its:	Raymond L. Lawless
CFO

SYNIVERSE TECHNOLOGIES, INC.

By:	/s/ Raymond L. Lawless
Its:	Raymond L. Lawless
CFO

/s/ G. Edward Evans
G. Edward Evans

Agreed and Accepted:

GTCR FUND VII, L.P.

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

GTCR FUND VII/A, L.P.

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

[Signature Page for Amendment No. 1 to Amended and Restated Senior Management Agreement]

GTCR CO-INVEST, L.P.

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

GTCR CAPITAL PARTNERS, L.P.

By:	GTCR Mezzanine Partners, L.P.
Its:	General Partner

By:	GTCR Partners VI, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:
Name:
Its:	Principal

[Signature Page for Amendment No. 1 to Amended and Restated Senior Management Agreement]